Date:  March 7, 1995




     Robert C. Jaudes (as Chairman of the Board, President and Chief Executive Officer of Laclede Gas Company), and Robert J. Carroll (as Senior Vice President - Finance of Laclede Gas Company), pursuant to resolutions adopted by the Board of Directors on August 28, 1986, which resolutions, among other things, granted to any two executive officers who hold one of the following offices: Chairman of the Board; President; Executive Vice President; or Senior Vice President; the authority to amend any or all of the benefit plans and/or related trust agreements of the Company (collectively the "Plans") to the extent such amendments deal with changes necessary or appropriate: (1) to comply with, or obtain the benefit of, applicable laws and/or regulations, as amended from time to time; (2) to reflect minor or routine administrative factors; (3) to clarify the meaning of any of the provisions of the Plans; and/or (4) to evidence changes in then existing Plans to reflect the interrelationship thereof with newly adopted Plans or amendments to Plans, which newly adopted Plans or amendments affect the terms of such other then existing Plans; do hereby amend the Employees' Retirement Plan of Laclede Gas Company - Management Employees as set forth in the attached exhibit, such amendment to be effectuated and evidenced by our signatures on said exhibit.































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           AMENDMENTS TO THE EMPLOYEES' RETIREMENT PLAN OF
            LACLEDE GAS COMPANY - MANAGEMENT EMPLOYEES


1. Section 14.1 is amended in its entirety, effective August 28, 1986, as follows:

"Section 14.1 - Amendment
The Company reserves the right to modify or amend the Plan or any of its provisions from time to time by resolutions adopted by the Company's Board of Directors, or, to the extent delegated by the Board of Directors, by written instruments executed by appropriate officers of the Company and delivered to the Retirement Board. No modification or amendment shall be made which would, without written consent of the Trustee, increase its duties or liabilities. No modification or amendment shall adversely affect the amount of any Employee's Accrued Benefit or any Retiree's pension payment, unless such amendment is necessary to enable the Plan or Trust Agreement to retain its qualified status under Code Section 401."

2.    A sentence is added at the end of the second unnumbered paragraph of
Section 13.6, effective October 1, 1989, as follows:

"Qualified Domestic Relations Orders shall be handled pursuant to procedures established by the Retirement Board."

3.    A new Section 4.7 is added, effective October 1, 1989, as follows:

"Section 4.7 - Distribution to QDRO Payee
Distribution to a QDRO Payee shall be made in any form in which benefits may be paid pursuant to the Qualified Domestic Relations Order and in accordance with the terms of the Plan (other than in the form of a joint and survivor annuity with respect to the QDRO Payee and his or her subsequent spouse), at the QDRO Payee's election, by requesting such distribution on a form provided by the Retirement Board, at least thirty
(30) days, but not more than ninety (90)






















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days, before distribution is to be made.  Distribution to the QDRO Payee may be made pursuant to the Qualified Domestic Relations Order on or after the earliest date on which the Employee could receive a distribution if the Employee separated from service."






                                   ROBERT C. JAUDES
                                   -------------------------------
                                   Title:  Chairman, President and
                                           Chief Executive Officer




                                   ROBERT J. CARROLL
                                   --------------------------------
                                   Title:  Senior Vice President -
                                           Finance

































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